A New Breed of Battery Investor Deck November 2021

Disclaimer Important Information for Investors and Stockholders This presentation (this “Presentation”) is being made in respect of the proposed transaction involving Decarbonization Plus Acquisition Corporation III (“DCRC”) and Solid Power, Inc. (“Solid Power”). A full description of the terms of the transaction is provided in the registration statement on Form S-4 (File No. 333-258681) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) by DCRC. The Registration Statement includes a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a definitive proxy statement with respect to the stockholder meeting of DCRC to vote on the business combination. Additionally, DCRC will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s website at www.sec.gov. Security holders of DCRC are urged to read the proxy statement/prospectus, including all amendments and supplements thereto, and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The definitive proxy statement/prospectus included in the Registration Statement is being mailed to stockholders of DCRC as of the record date for voting on the proposed business combination. Stockholders may also obtain a copy of the Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Decarbonization Plus Acquisition Corporation III, 2744 Sand Hill Road, Suite 100, Menlo Park, California 94025. The information contained on, or that may be accessed through, the websites referenced herein is not incorporated by reference into, and is not a part of, this Presentation. Participants in the Solicitation DCRC and Solid Power and their respective directors and officers may be deemed participants in the solicitation of proxies of DCRC’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DCRC’s executive officers and directors in the solicitation by reading DCRC’s definitive proxy statement/prospectus, which is included in the Registration Statement, DCRC’s final prospectus for its initial public offering filed with the SEC on March 25, 2021, and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of DCRC’s participants in the solicitation, which may, in some cases, be different than those of DCRC’s stockholders generally, is set forth in the definitive proxy statement/prospectus relating to the proposed business combination. No Offer or Solicitation This Presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of DCRC, Solid Power or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. Forward –Looking Statements This presentation together with oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including DCRC’s or Solid Power’s or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. All statements, other than statements of present or historical fact included herein, regarding DCRC’s proposed acquisition of Solid Power, DCRC’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRC and Solid Power disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. All forward-looking statements speak only as of the date of this Presentation. DCRC and Solid Power caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRC or Solid Power. In addition, DCRC cautions you that the forward-looking statements contained herein are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against DCRC or Solid Power following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of DCRC, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts DCRC’s or Solid Power’s current plans and operations as a result of the announcement of the transactions; (v) Solid Power’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Solid Power to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; (viii) rollout of Solid Power’s business plan and the timing of expected business milestones, (ix) the effects of competition on Solid Power’s business, (x) supply shortages in the materials necessary for the production of Solid Power’s products, (xi) risks related to original equipment manufacturers and other partners being unable or unwilling to initiate or continue business partnerships on favorable terms, (xii) the termination or reduction of government clean energy and electric vehicle incentives, (xiii) delays in the construction and operation of production facilities, (xiv) the amount of redemption requests made by DCRC’s public stockholders, (xv) changes in domestic and foreign business, market, financial, political and legal conditions, and (xvi) the possibility that Solid Power may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described herein, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in DCRC’s filings with the SEC, including DCRC’s final prospectus for its initial public offering filed with the SEC on March 25, 2021, and the Registration Statement filed in connection with the business combination. DCRC’s SEC filings are available publicly on the SEC’s website at www.sec.gov. 2

Disclaimer (cont'd)

Use of Projections

This Presentation contains projected financial information with respect to Solid Power. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See "Forward-Looking Statements" section above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Neither DCRC's nor Solid Power's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation.

Financial Information; Non-GAAP Financial Measures

The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Registration Statement or the corresponding proxy statement/prospectus. Some of the financial information and data contained in this Presentation, such as EBITDA, EBITDA Margin, and Free Cash Flow, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Due to the forward-looking nature of these projections, specific quantifications of the amounts that would be required to reconcile such projections to GAAP measures are not available, and Solid Power's management believes that it is not feasible to provide accurate forecasted non-GAAP reconciliations. DCRC and Solid Power believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Solid Power's financial condition and results of operations. DCRC and Solid Power believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Solid Power's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Solid Power's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures.

Trademarks and Trade Names

Solid Power and DCRC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Solid Power or DCRC, or an endorsement or sponsorship by or of Solid Power or DCRC. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Solid Power or DCRC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Industry and Market Data

Although all information and opinions and or other information expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Solid Power and DCRC have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Solid Power and DCRC, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Solid Power and DCRC. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs.

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Solid Power is the Leader in Solid-State Battery Technology

Solid Product

$300bn+ Market[1]
– OEMs committed to EV growth
– Market has room for multiple winners

Superior Performance vs. Li-ion
– Longer range, extended life and improved safety

Clear Path to Lowering Battery Costs
– Ability to reduce most expensive component of EVs
– Simpler design, higher energy density

Validation from Industry Leaders
– JDAs and investment from Ford and BMW
– Partnership and investment from Tier-1 Li-ion producer SK Innovation

Solid Business Model

Multiple Shots on Goal
– Cell manufacturing through licensing
– Electrolyte sales to partners

Capital Light Business Model
– No need to construct capital intensive gigafactories

Proven Manufacturing Process
– Pilot production facility operational since 2019
– Validation from OEMs, commercialization partners

Fully Funded Business Plan[2]
– Through vehicle SOP (2026E)

The only pure play solid-state battery public investment opportunity

1. Based upon BNEF's estimates of global electric and non-electric vehicle production in 2035. Battery opportunity assumes 70 kWh pack sizes and $85 / kWh.
2. Assumes no redemption by DCRC's public stockholders. Based on current financial projections.

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Global EV Penetration as % of Sales The Electric Vehicle Transition is Underway In coming years, the EV market is expected to grow significantly 1 Annual Global Passenger EV Sales EV Battery Total Addressable Market (Millions of Vehicles Sold) ($ in Billions) 50 60% 45 100% EV adoption 50% 40 $590bn TAM 35 40% 30 25 30% 2035 20 $305bn TAM 20% 15 10 10% 5 0 0% 2020 2025 2030 2035 Source: Bloomberg NEF. 1. Based upon BNEF’s estimates of global electric and non-electric vehicle production in 2035. Battery opportunity assumes 70 kWh pack sizes and $85 / kWh. 5 5

Key Challenges of Current Lithium-Ion Technology 2 3 1 4 Limited 2 Cells Must Be Kept Cool Elevated Safety Risk Expensive Pack Systems Drive Range Complex battery packs Lithium-ion battery On average, current EV Liquid electrolyte used in technology does not batteries are estimated to traditional lithium-ion represent the single most provide enough energy last 8 years, almost 4 years battery cells is the enabler expensive part of an 3 density to support shorter than the car of thermal runaway and electric vehicle 1 extended drives before lifespan fire risk requiring recharging 6 1. Company estimate. 2. Image source: Cherokee County Fire Department. 3. Bloomberg. The battery pack is the single most expensive part of an electric v ehicle, accounting for about 30 percent of the total cost to consumers.” 6

Solid Power’s All-Solid-State Platform is a Revolutionary Advancement A liquid and gel-free battery cell provides unique advantages over lithium-ion and other next-gen solutions Range Battery Life Safety Next Gen Cost Solid electrolyte Non-volatile, 100% Enables next gen Lower material and 1 482 vs 266 miles enables high solid-state cathodes pack system costs temperature stability Result of energy density, Could allow for the High-energy electrode Removal of flammable safety improvements, pack Potential to remove removal of expensive and materials deliver range liquids and gels greatly improvements and ability extensively engineered expensive nickel and cobalt comparable to ICE vehicles reduces risk of battery fires to utilize Lithium-ion battery pack cooling equipment Note: Solid Pow er cell performance metrics are initial commercialization design targets for Lithium Metal EV Cell. 1. Comparison based on a 77 kWh lithium-ion pack with cylindrical cells (i.e. Tesla Model 3 Pack) with a system volume of 329 L. Solid Pow er mileage assumes a constant 329 L system volume delivering 138 kWh w ith a pack mass of 481 kg 7 utilizing Lithium Metal EV Cell design. 7

All-Solid-State vs. Lithium-Ion vs. Hybrid Solutions All-Solid-State expected to deliver significant benefits over current and other emerging solutions Traditional 1 2 All-Solid-State Lithium-Ion Hybrid (Liquid + Solid) High Energy X Superior Safety X X Long Calendar Life X ? Low Cost ? ? All-Solid-State also enables future low -cost, high-energy cathodes not suitable in liquid or liquid/gel systems 1. Company estimates based on today's commercially available cells. 2. Company estimates based on hybrid cell developments. 8

Two Product Groups Sulfide Solid Electrolytes Energy Dense Pouch Cells ▪ Proprietary sulfide-based solid ▪ Proprietary design and production electrolytes tuned for high of industry leading all-solid-state cells conductivity and lithium metal stability ▪ Intend to utilize top tier cell ▪ Best all-around performing solid manufacturers as licensed electrolyte materials commercialization partners ▪ Low-cost and scalable▪ Low-cost and scalable + ▪ Capital light with attractive margins▪ Third-party produced cells expected to be sold to Ford and BMW ▪ Can be sold to entire universe and compete for other Auto OEMs of companies pursuing their own sulfide-based all-solid-state batteries Potential Customers Potential Customers Other OEMs and Tier-1s Long-term strategy: R&D and manufacturing Long-term strategy: R&D and licensing 9

One Flexible All-Solid-State Platform Solid Power’s solid electrolyte can accommodate existing and prospective cathode and anode materials Flexible platform allows use of alternative anode + cathode materials to suit specific performance requirements Core Technology: Solid Electrolyte Unique variants tuned as electrolyte, Silicon Based Anodes catholyte and anolyte products ▪ High charge rates and lower temperature capability Lithium Metal Anodes ▪ High energy Sol id A nolyte A node High-Content Silicon Ultra-Thin Lithium Metal Solid Electroly te Sol id El ectrolyte Intercalation-Type Cathodes Solid Electroly te ▪ Industry-standard and commercially mature Cathode NM C 811 NM C 811 Sol id Conversion-Type Cathodes Catholyte ▪ Low cost and high specific energy Electrolyte advancements through R&D are expected to benefit all anode and cathode chemistries 10

Path to Leadership in Electrolyte Supply and All-Solid-State Cell Design Unique model creates dual path to initial commercialization ▪ Electrolyte produced to feed pilot cell line▪ Internal production of prototype cells Today ▪ Electrolyte production scaled to feed 100 Ah cell line▪ Internal production of 100 Ah Silicon EV Cells 2022 ▪ External production of 100 Ah Silicon EV Cells ▪ Electrolyte production scaled to feed internal and 2024 commercial partner 100 Ah cell production ▪ Internal production of 100 Ah Lithium Metal EV Cells ▪ Endeavor to be world leader in sulfide electrolytes ▪ External production of all EV Cells supplying all sulfide-based solid-state battery 2026+ platforms▪ Continued internal R&D and prototype production 11

Electrolyte Production is Capital-Light Transferring cell production to commercial partners allows Solid Power to focus on core strengths and lower capex needs 4 Capex per GWh of Production Capacity Cell Production Capacity By Manufacturer Fully Commissioned Under Construction Announced 800 2 $88.4 million Global Capacity (GWh) 660 700 ~19x more capital Fully Commissioned 676 1 intensive Under Construction 962 600 Announced 1,948 Total 3,586 500 400 257 300 226 168 165 200 61 100 1 $4.6 million 0 Electrolyte Materials Cell Manufacturing W ell capitalized players have developed 3 M anufacturing cells in- hous e w ould require ~$ 6 .5bn of additional s ignificant s cale and expertis e capital to deliver on Solid Pow er’ s 2 02 8 production forecast Com petition is expected to be fierce th 1. Assumes 80 GWh of production equivalent sulfide-based solid electrolyte. 2. Ford and SK Innovation’s September 27 announcement of $11.4bn investment for 129 GWh production capacity. 3. Assumes $88.4 million x 80 GWh less $593 million of pro forma net cash assuming no redemptions. 4. Source: Bloomberg NEF. 12 GWh

Solid Power Product Roadmap

Sustaining a product roadmap with continuous performance improvements across three unique chemistries

390 Wh/kg, 930 Wh/L
1,000+ cycle life[1]
<15 min charge[1] (10 → 90%)


Silicon EV Cell
Anode Current Collector
Anode
Separator
Cathode
Cathode Current Collector
High-Content Silicon
Solid Electrolyte
NMC 811
Solid Anolyte
Solid Catholyte

440 Wh/kg, 930 Wh/L
1,000+ cycle life[1]
<20 min charge[1] (10 → 90%)


Lithium Metal EV Cell
Ultra-Thin Lithium Metal
Solid Electrolyte
NMC 811
Solid Catholyte

560 Wh/kg, 785 Wh/L
1,000+ cycle life[1]
<30 min charge[1] (10 → 90%)


Conversion Reaction Cell
Ultra-Thin Lithium Metal
Solid Electrolyte
Next Gen.
Solid Catholyte

Multi-product roadmap specifically geared to satisfy Auto OEM objectives of early and sustained success

Note: Lithium metal anode portrayed in the fully-charged state. Solid Power cell performance metrics are initial commercialization design targets. 1. Solid Power estimates.

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Nearly Identical Production Process to Lithium-Ion Solid Power is positioned to bring superior cells to market at scale through compatibility with lithium-ion processes Solid Power utilizes industry standard lithium- ion production processes and equipment Slurry Slot Die Drying Electrode Calendaring / Mix Coating Slitting Lamination ▪ Substantially de-risks commercialization Lithium-ion process steps removed in ▪ Allows for rapid technology transfer to solid-state commercialization partners production ▪ Existing production lines can be transitioned as market demand grows (est. at 10% of cost Stamping Stacking Consolidation Packaging Filling of new plant) Weld ▪ Minimal historical and future capex requirements to prove commercialization Existing lithium-ion production infrastructure accommodates sulfide-based solid electrolytes Pre-Formation Aging Degassing Formation Final Storage Characterization and QC De-risks commercialization and allows for rapid tech transfer to future commercialization partners Source: Adapted from Bloomberg NEF. 14 14 Electrode Conditioning Assembly manufacturing

Real Results on the Path to Commercialization Rapid performance and manufacturing achievements 100 Ah 2022 2 2024 20 Ah 2 Ah 2020 0.2 Ah 2020 2019 EV Cell Line Under Construction 1-Layer, 5 x 10 cm Cell 10-Layer, 5 x 10 cm Cell 22-Layer, 9 x 20 cm Cell Cell Production Expected in 2022 1 Independently tested by Auto OEMs, top tier battery manufacturers and material suppliers Note: Lithium Metal EV Cell pouches show n for 0.2 Ah, 2 Ah, and 20 Ah. Each cell layer refers to the number of double-sided cathodes. 1. Independent testing completed for 0.2 Ah and 2 Ah cells to date with 20 Ah independent testing pending. 2. Cell rendering shown for 100Ah cell. 100 Ah Silicon EV Cell anticipated in 2022. 100 Ah Lithium Metal EV cell anticipated in 2024. 15

Validation from Automotive OEM Partners Ford participated in Solid Power’s Series A funding in 2018, providing plan validation and capital Expanded JDAs announced in May 2021 Developing 100Ah aut omot ive cells for qualificat ion t est ing and vehicle int egrat ion via BMW and Ford Relationship dating back to 2016 conducting all-solid-state battery research and development Recent JDAs represent shift from collaborative R&D to vehicle integration programs Source: Company press releases (BMW) (Ford). 16

Pathway to Vehicle Start-of-Production (“SOP”) Sulfide-based solid electrolyte, Silicon EV Cell and Lithium Metal EV Cell development timelines Commercialization Partner Pre A-Sample A-Sample B-Sample C-Sample D-Sample 2020 2021 2022 2023 2024 2025 2026 2027 Product Sulfide-Based Solid Electrolyte Refine Product Mass Production Silicon EV Cell Cell: 2 Ah- 20 Ah (proof of concept) Cell: 100 Ah (concept validation) Design Validation Vehicle SOP Commercialization Partner Execute Production Validation Build Lithium Metal EV Cell Cell: 2 Ah- 20 Ah (proof of concept) Cell: 100 Ah (concept validation) Design Validation Vehicle Execute Production Validation Build Commercialization Partner SOP 17

Path to Market – Upcoming Milestones 1 2 20 Ah Silicon EV Cells produced via MWh production ✓ 2 Ah Silicon EV Cells produced via MWh production line 2021 line 3 4 5 6 2 Ah Silicon EV 20 Ah Silicon EV 100 Ah EV cell Electrolyte Cells delivered Cells delivered pilot manufacturing produced at to auto partners to auto partners line installed 2,500 kg/month 2022 8 9 10 7 Formal entrance Increase 100 Ah 100 Ah Silicon EV 100 Ah EV cell into automotive Silicon EV Cell Cells delivered to pilot manufacturing qualification with 100 Ah production to 300 automotive partners line operational Silicon EV Cell cells/week 11 12 100 Ah Silicon EV Cell concept 100 Ah Silicon EV Cell validation completed 2023 design validation begins by automotive partners 18 18

Solid Power is the Leader in Solid-State Battery Technology

Solid Product

$300bn+ Market[1]
– OEMs committed to EV growth
– Market has room for multiple winners

Superior Performance vs. Li-ion
– Longer range, extended life and improved safety

Clear Path to Lowering Battery Costs
– Ability to reduce most expensive component of EVs
– Simpler design, higher energy density

Validation from Industry Leaders
– JDAs and investment from Ford and BMW
– Partnership and investment from Tier-1 Li-ion producer SK Innovation

Solid Business Model

Multiple Shots on Goal
– Cell manufacturing through licensing
– Electrolyte sales to partners

Capital Light Business Model
– No need to construct capital intensive gigafactories

Proven Manufacturing Process
– Pilot production facility operational since 2019
– Validation from OEMs, commercialization partners

Fully Funded Business Plan[2]
– Through vehicle SOP (2026E)

The only pure play solid-state battery public investment opportunity

1. Based upon BNEF's estimates of global electric and non-electric vehicle production in 2035. Battery opportunity assumes 70 kWh pack sizes and $85 / kWh.
2. Assumes no redemption by DCRC's public stockholders. Based on current financial projections.

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Thank You 20